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SUPPLEMENT DATED MARCH 14, 2005
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED SEPTEMBER 28, 2004

The following information supplements and should be read in conjunction with the information provided in the Funds' Statement of Additional Information dated September 28, 2004.

Institutional Shareholder Services ("ISS") has announced certain additions to its domestic policies for the year 2005, effective for meetings held on or after March 14, 2005.  As such, Pages C-59 through C-60 of the Statement of Additional Information should be added.

Policy Update Supplement:
Majority Vote Standard

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>>>BOARD

Corporate Governance Issue: Majority Vote Standard

Current Policy Position: None

Recommended Policy: Generally for proposals asking for the Board to initiate the appropriate process to amend the Company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.

Rationale for Update:

Background
Under most state corporate laws, including Delaware’s statutes, a plurality vote is the default standard in the election of the board of directors. Under a plurality system, a board-backed nominee in an uncontested election needs to receive only a single affirmative vote to claim his or her seat in the boardroom. Even if holders of a substantial majority of the votes cast “withhold” support, the director nominee “wins” the seat. Under the majority vote standard advocated in this proposal, a director nominee must receive support from holders of a majority of the votes cast in order to be elected (or re-elected) to the board.

Benefits and Challenges of Reform
Plurality election rules allow an individual to continue to represent shareholders even when those shareholders cast more votes “against” the nominee than ‘for” him or her. The idea of a majority vote standard is not untested. In the U.S., a handful of corporate issuers use a majority threshold in boardroom elections. Some non-US markets require shareholders to ratify director nominees by a majority vote.

Changing to a majority election system raises issues. The current voting mechanics of FOR/WITHHOLD/ABSTAIN would need to be reevaluated. The role of broker votes becomes more pronounced. Requirements in contested elections, where plurality voting is more intuitive, would need to be considered carefully. Boards might be less likely to move from a classified structure back to annual elections of the entire board. Majority voting might have the unintended effects of deterring director candidates or narrowing the talent pool. A Majority Vote standard would likely change the impact of withhold campaigns. Instead of just sending a strong message to the board, a majority “vote-no” campaign could create vacancies on a company’s board.

Conclusion
ISS believes that non-binding proposals seeking majority vote requirements in boardroom elections warrant support. A majority vote standard transforms the director election process from a symbolic gesture to a meaningful voice for shareholders.

ISS views the debate over the current director election system as useful and timely. We recognize that the arguments against a Majority Vote requirement raise numerous issues. Therefore, we support the majority vote principle but we believe that boards should have wide latitude in designing a workable standard. If this proposal were presented as a binding agenda item, we would carefully consider the ramifications of implementation. In supporting this precatory proposal, we advocate that the director election system give full effect to the shareholder franchise.

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